Exhibit 99.1
Dana Holding Corporation Reports Second-Quarter 2009 Results
•	Achieved break-even net income in the second quarter of 2009

•	Reported quarterly EBITDA of $94 million despite a 49-percent decrease in sales from the same period last year

•	Achieved second-quarter financial covenants

•	Generated positive free cash flow of $73 million

•	Reduced debt by 10 percent, primarily through market purchases at attractive prices
TOLEDO, Ohio — August 6, 2009 — Dana Holding Corporation (NYSE: DAN) today announced that it achieved break-even net income in the second quarter of 2009, compared to a loss of $122 million during the same period last year.
Earnings before interest, taxes, depreciation, amortization, and restructuring (EBITDA) was $94 million, compared with $164 million in 2008. Second-quarter sales were $1,190 million, a 49-percent decrease compared with sales of $2,333 million during the same period last year. The decrease was driven by lower vehicle production across all market segments, most notably within the off-highway sector.
At June 30, 2009, cash balances remained solid at $553 million, with total available liquidity of $664 million. Net debt was $546 million.
Cost Savings, Operational Improvements Continue Amid Difficult Markets

“Our second-quarter revenues reflected the continued weak demand in all three of our market segments,” said Dana Executive Chairman John Devine. “Despite this difficult environment, our aggressive efforts to resize our organization, implement permanent structural improvements, and address pricing continued to take hold. These actions resulted in substantial profit and cash flow improvements compared to the prior quarter, despite slightly lower sales.”
During the quarter, Dana reduced its global workforce by approximately 1,400 employees, bringing its total year-to-date reduction to approximately 6,200. The workforce reductions include both actions to align the organization to reduced volume levels, as well as permanent, structural reductions to improve productivity and profitability.
The company achieved a first-half pricing improvement of $131 million, which includes the recovery of material cost increases. Other actions — primarily cost reductions — improved first-half EBITDA by $113 million.

Cash Generation Enables Debt Reduction

Dana generated positive free cash flow of $73 million for the second quarter, which was impacted considerably by improvements in working capital totaling $91 million. The majority of the cash generated was utilized to reduce debt levels. During the quarter, the company reduced debt by $129 million, or 10 percent. The debt reduction was achieved primarily through market purchases made at a discount to par.
“The positive cash flow generated in the second quarter enabled us to reduce debt levels and interest expense at an attractive price, and strengthened our debt position moving forward,” said Chief Financial Officer Jim Yost. “Even without the benefit of the debt repurchase, we would have achieved our debt covenants.”
Six-Month Results

Sales for the six months ended June 30, 2009, were $2,406 million, which compares with $4,645 million for the same period in 2008. For the first half of 2009, the company reported a net loss of $157 million compared with income of $537 million for the same period in 2008. The six-month 2008 results include a net gain of $754 million recognized in connection with the company’s emergence from bankruptcy and application of fresh start accounting. EBITDA for the first six months of 2009 was $110 million, compared with EBITDA of $298 million during the same period in 2008.
James E. Sweetnam Named President & CEO

On May 27, Dana announced the appointment of James E. Sweetnam, former president of Eaton Corporation’s global Truck Group, as President and Chief Executive Officer. Sweetnam was appointed to Dana’s Board of Directors on July 1.
“We’ve been delighted to welcome Jim to the Dana team,” Devine said. “Adding a leader of Jim’s caliber bolsters an already solid team of managers and employees across our global organization who are making meaningful strides, even in the face of today’s industry headwinds.” he added. “Collectively, we’re reshaping Dana into a company that will be well-positioned to succeed as our markets recover.”
*                                          *                                          *
Dana to Host Second-Quarter Conference Call at 10:30 a.m. Today
Dana will discuss its second-quarter results in a conference call at 10:30 a.m. EDT today. Participants may listen to the audio portion of the conference call either through audio streaming online or by telephone. Slide viewing is only available online via a link provided on the Dana Investor Web site. To dial into the conference call, domestic locations should call 1-888-311-4590 (Conference I.D. # 19149740). International locations should call 1-706-758-0054 (Conference I.D. # 19149740). Please ask for the Dana Holding Corporation Financial Webcast and Conference Call. Phone registration will be available beginning at 10 a.m. EDT. An audio recording of the call will be available after 5 p.m. To access this recording, please dial 1-800-642-1687 (U.S. or Canada) or 1-706-645-9291 (international) and enter the conference I.D. number 19149740. A webcast replay will also be available after 5 p.m. today, and may be accessed via the Dana Investor Web site.

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Non-GAAP Measures

In connection with Dana’s emergence from bankruptcy on January 31, 2008, and the application of fresh start accounting in accordance with the provisions of the American Institute of Certified Public Accountants’ Statement of Position 90-7, the post-emergence results of the successor company for the five months ended June 30, 2008 and the pre-emergence results of the predecessor company for the one month ended January 31, 2008 are presented separately as successor and predecessor results in the financial statements presented in accordance with generally accepted accounting principles (GAAP). This presentation is required by GAAP as the successor company is considered to be a new entity and the results of the new entity reflect the application of fresh start accounting. For the readers’ convenience and interest in this earnings release, we have combined the separate successor and predecessor periods to derive combined results for the six months ended June 30, 2008. The financial information accompanying this release provides the separate successor and predecessor GAAP results for the applicable periods, along with the combined results described above for the two periods of 2008.
This release refers to EBITDA, which we’ve defined to be earnings before interest, taxes, depreciation, amortization and restructuring. EBITDA is a non-GAAP financial measure, and the measure currently being used by Dana as the primary measure of its reportable operating segment performance. EBITDA was selected as the primary measure for operating segment performance as well as a relevant measure of Dana’s overall performance given the enhanced comparability and usefulness after application of fresh start accounting. The most significant impact to Dana’s ongoing results of operations as a result of applying fresh start accounting is higher depreciation and amortization.
By using EBITDA, which is a performance measure that excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that EBITDA is an important measure since the financial covenants of our primary debt agreements are EBITDA-based, and our management incentive performance programs are based, in part, on EBITDA. Because it is a non-GAAP measure, EBITDA should not be considered a substitute for net income or other reported results prepared in accordance with GAAP. The financial information accompanying this release provides a reconciliation of EBITDA for the periods presented to the reported income (loss) from continuing operations before income taxes, which is a GAAP measure.
Forward-Looking Statements

Certain statements and projections contained in this news release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

3

Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this news release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.
About Dana Holding Corporation

Dana is a world leader in the supply of axles; driveshafts; and structural, sealing, and thermal-management products; as well as genuine service parts. The company’s customer base includes virtually every major vehicle manufacturer in the global automotive, commercial vehicle, and off-highway markets. Based in Toledo, Ohio, the company employs approximately 22,500 people in 26 countries and reported 2008 sales of $8.1 billion. For more information, please visit: www.dana.com.

Investor Contact	Media Contact
Lillian Etzkorn: 419.535.4631	Chuck Hartlage: 419.535.4728
# # #

4

DANA HOLDING CORPORATION
Consolidated Statement of Operations (Unaudited)
For the Three Months Ended June 30, 2009 and 2008

	Three Months Ended
	June 30,	June 30,
(In millions, except per share amounts)	2009	2008
Net sales	$1,190	$2,333
Costs and expenses
Cost of sales	1,128	2,188
Selling, general and administrative expenses	59	84
Amortization of intangibles	18	19
Realignment charges, net	29	40
Impairment of goodwill		75
Impairment of intangible assets	6	7
Other income, net	61	20

Income (loss) from continuing operations before interest, reorganization items and income taxes	11	(60)
Interest expense	37	35
Reorganization items	(3)	12

Loss from continuing operations before income taxes	(23)	(107)
Income tax benefit (expense)	21	(12)
Equity in earnings of affiliates	(1)	2

Loss from continuing operations	(3)	(117)
Loss from discontinued operations		(2)

Net loss	(3)	(119)
Less: Net income (loss) attributable to noncontrolling interests	(3)	3

Net income (loss) attributable to the parent company	—	(122)
Preferred stock dividend requirements	8	8

Net loss available to common stockholders	$(8)	$(130)

Loss per share from continuing operations attributable to parent company stockholders:
Basic	$(0.08)	$(1.27)
Diluted	$(0.08)	$(1.27)
Loss per share from discontinued operations attributable to parent company stockholders:
Basic	$—	$(0.01)
Diluted	$—	$(0.01)
Net loss per share attributable to parent company stockholders:
Basic	$(0.08)	$(1.28)
Diluted	$(0.08)	$(1.28)
Average common shares outstanding Basic	100	100
Diluted	100	100

DANA HOLDING CORPORATION
Consolidated Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2009 and 2008

	Dana	Combined (1)	Dana	Prior Dana
	Six Months	Six Months	Five Months	One Month
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	January 31,
(In millions, except per share amounts)	2009	2008	2008	2008
Net sales	$2,406	$4,645	$3,894	$751
Costs and expenses
Cost of sales	2,361	4,393	3,691	702
Selling, general and administrative expenses	134	183	149	34
Amortization of intangibles	35	31	31
Realignment charges, net	79	57	45	12
Impairment of goodwill		75	75
Impairment of intangible assets	6	7	7
Other income, net	90	60	52	8

Income (loss) from continuing operations before interest, reorganization items and income taxes	(119)	(41)	(52)	11
Interest expense (contractual interest of $17 for the one month ended January 31, 2008)	72	70	62	8
Reorganization items	(2)	119	21	98
Fresh start accounting adjustments		1,009		1,009

Income (loss) from continuing operations before income taxes	(189)	779	(135)	914
Income tax benefit (expense)	30	(231)	(32)	(199)
Equity in earnings of affiliates	(4)	5	3	2

Income (loss) from continuing operations	(163)	553	(164)	717
Loss from discontinued operations		(9)	(3)	(6)

Net income (loss)	(163)	544	(167)	711
Less: Net income (loss) attributable to noncontrolling interests	(6)	7	5	2

Net income (loss) attributable to the parent company	(157)	537	(172)	709
Preferred stock dividend requirements	16	13	13

Net income (loss) available to common stockholders	$(173)	$524	$(185)	$709

Income (loss) per share from continuing operations attributable to parent company stockholders:
Basic	$(1.72)		$(1.81)	$4.77
Diluted	$(1.72)		$(1.81)	$4.75
Loss per share from discontinued operations attributable to parent company stockholders:
Basic	$—		$(0.02)	$(0.04)
Diluted	$—		$(0.02)	$(0.04)
Net income (loss) per share attributable to parent company stockholders:
Basic	$(1.72)		$(1.83)	$4.73
Diluted	$(1.72)		$(1.83)	$4.71
Average common shares outstanding Basic	100		100	150
Diluted	100		100	150

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the six months ended June 30, 2008.

DANA HOLDING CORPORATION
Consolidated Balance Sheet (Unaudited)
As of June 30, 2009 and December 31, 2008

	June 30,	December 31,
(In millions, except per share amounts)	2009	2008
Assets
Current assets
Cash and cash equivalents	$553	$777
Accounts receivable
Trade, less allowance for doubtful accounts of $21 in 2009 and $23 in 2008	789	827
Other	198	170
Inventories
Raw materials	318	394
Work in process and finished goods	389	521
Other current assets	82	58

Total current assets	2,329	2,747
Goodwill	109	108
Intangibles	521	569
Investments and other assets	206	207
Investments in affiliates	133	135
Property, plant and equipment, net	1,762	1,841

Total assets	$5,060	$5,607

Liabilities and equity
Current liabilities
Notes payable, including current portion of long-term debt	$30	$70
Financial obligation related to GM supplier program		11
Accounts payable	573	824
Accrued payroll and employee benefits	121	120
Accrued realignment costs	39	65
Taxes on income	65	93
Other accrued liabilities	287	274

Total current liabilities	1,126	1,446

Long-term debt	1,069	1,181
Deferred employee benefits and other non-current liabilities	855	845
Commitments and contingencies
Total liabilities	3,050	3,472

Parent company stockholders’ equity
Preferred stock, 50,000,000 shares authorized
Series A, $0.01 par value, 2,500,000 issued and outstanding	242	242
Series B, $0.01 par value, 5,400,000 issued and outstanding	529	529
Common stock, $.01 par value, 450,000,000 authorized, 100,104,605 issued and outstanding	1	1
Additional paid-in capital	2,325	2,321
Accumulated deficit	(879)	(706)
Accumulated other comprehensive loss	(308)	(359)

Total parent company stockholders’ equity	1,910	2,028
Noncontrolling interests	100	107

Total equity	2,010	2,135

Total liabilities and equity	$5,060	$5,607

DANA HOLDING CORPORATION
Consolidated Statement of Cash Flows (Unaudited)
For the Three Months Ended June 30, 2009 and 2008

	Three Months Ended
	June 30,	June 30,
(In millions)	2009	2008
Cash flows — operating activities
Net loss	$(3)	$(119)
Depreciation	79	73
Amortization of intangibles	21	23
Amortization of inventory valuation		4
Amortization of deferred financing charges and original issue discount	11	7
Impairment of goodwill and other intangible assets	6	82
Deferred income taxes	(13)	(15)
Gain on extinguishment of debt		(40)
Reorganization:
Payment of claims (1)		(9)
Reorganization items net of cash payments	(3)	(5)
Pension — contributions in excess of expense	(4)	(16)
Change in working capital	77	35
Other, net	(34)	16

Net cash flows provided by operating activities (1)	97	76

Cash flows — investing activities
Purchases of property, plant and equipment (1)	(24)	(47)
Proceeds from sale of businesses and assets		2
Other		(12)

Net cash flows used in investing activities	(22)	(59)

Cash flows — financing activities
Net change in short-term debt	(11)	(81)
Deferred financing payments	(1)	(1)
Proceeds from long-term debt		3
Reduction of long-term debt	(79)	(3)
Preferred dividends paid		(11)
Other	(4)	(7)

Net cash flows used in financing activities	(92)	(103)

Net decrease in cash and cash equivalents	(17)	(86)
Cash and cash equivalents — beginning of period	549	1,283
Effect of exchange rate changes on cash balances	21	(6)

Cash and cash equivalents — end of period	$553	$1,191

(1)	Free cash flow of $73 in 2009 and $38 in 2008 is the sum of net cash provided by (used in) operating activities (excluding claims payments) reduced by the purchases of property, plant and equipment.

DANA HOLDING CORPORATION
Consolidated Statement of Cash Flows (Unaudited)
For the Six Months Ended June 30, 2009 and 2008

	Dana	Combined (1)	Dana	Prior Dana
	Six Months	Six Months	Five Months	One Month
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	January 31,
(In millions)	2009	2008	2008	2008
Cash flows — operating activities
Net income (loss)	$(163)	$544	$(167)	$711
Depreciation	152	142	120	23
Amortization of intangibles	42	38	38
Amortization of inventory valuation		49	49
Amortization of deferred financing charges and original issue discount	18	11	11
Impairment of goodwill and other intangible assets	6	82	82
Deferred income taxes	(26)	174	(17)	191
Gain on extinguishment of debt	(40)
Reorganization:
Gain on settlement of liabilities subject to compromise		(27)		(27)
Payment of claims (2)		(97)	(97)
Reorganization items net of cash payments	(4)	56	(23)	79
Fresh start adjustments		(1,009)		(1,009)
Payments to VEBAs (2)		(788)	(733)	(55)
Pension — contributions in excess of expense	(5)	(22)	(22)
Loss (gain) on sale of businesses and assets	(1)	8	1	7
Change in working capital	(35)	(154)	(93)	(61)
Other, net	(21)	20		19

Net cash flows used in operating activities (2)	(77)	(973)	(851)	(122)

Cash flows — investing activities
Purchases of property, plant and equipment (2)	(54)	(92)	(76)	(16)
Proceeds from sale of businesses and assets	2	5		5
Change in restricted cash		93		93
Other		(9)	(4)	(5)

Net cash flows provided by (used in) investing activities	(52)	(3)	(80)	77

Cash flows — financing activities
Net change in short-term debt	(35)	(106)	(88)	(18)
Advance received on corporate facility sale	11
Proceeds from Exit Facility debt		1,430	80	1,350
Deferred financing payments	(1)	(40)	(1)	(40)
Proceeds from long-term debt	3
Reduction of long-term debt	(82)	(7)	(7)
Preferred dividends paid		(11)	(11)
Repayment of debtor-in-possession facility		(900)		(900)
Payment of DCC Medium Term Notes		(136)		(136)
Original issue discount payment		(114)		(114)
Issuance of Series A and Series B preferred stock		771		771
Other	(2)	(14)	(12)	(1)

Net cash flows provided by (used in) financing activities	(106)	873	(39)	912

Net increase (decrease) in cash and cash equivalents	(235)	(103)	(970)	867
Cash and cash equivalents — beginning of period	777	1,271	2,147	1,271
Effect of exchange rate changes on cash balances	11	19	14	5
Net change in cash of discontinued operations		4		4

Cash and cash equivalents — end of period	$553	$1,191	$1,191	$2,147

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the six months ended June 30, 2008.

(2)	Free cash flow of ($131) in 2009 and ($180) in 2008 is the sum of net cash provided by (used in) operating activities (excluding claims payments) reduced by the purchases of property, plant and equipment.

DANA HOLDING CORPORATION
Segment Sales & EBITDA
For the Three Months Ended June 30, 2009 and 2008

	Three Months Ended
	June 30,	June 30,
(In millions)	2009	2008
Sales
Light Vehicle Driveline	$455	$844
Sealing	120	201
Thermal	42	77
Structures	129	255
Commercial Vehicle	250	441
Off-Highway	194	513
Other		2

Total Sales	$1,190	$2,333

EBITDA
Light Vehicle Driveline	$40	$49
Sealing	2	23
Thermal	(1)	3
Structures	1	26
Commercial Vehicle	21	24
Off-Highway	5	47
Segment EBITDA	68	172
Shared services and administrative	(5)	(7)

Other income (expense), net	33	1
Foreign exchange not in segments	(2)	(2)

EBITDA	$94	$164

DANA HOLDING CORPORATION
Segment Sales & EBITDA
For the Six Months Ended June 30, 2009 and 2008

	Dana	Combined (1)	Dana	Prior Dana
	Six Months	Six Months	Five Months	One Month
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	January 31,
(In millions)	2009	2008	2008	2008
Sales
Light Vehicle Driveline	$879	$1,705	$1,424	$281
Sealing	237	396	332	64
Thermal	81	157	129	28
Structures	246	525	435	90
Commercial Vehicle	507	846	716	130
Off-Highway	456	1,012	855	157
Other		4	3	1

Total Sales	$2,406	$4,645	$3,894	$751

EBITDA
Light Vehicle Driveline	$33	$86	$76	$10
Sealing		42	36	6
Thermal		9	6	3
Structures	9	44	40	4
Commercial Vehicle	27	46	40	6
Off-Highway	16	89	75	14

Segment EBITDA	85	316	273	43
Shared services and administrative	(10)	(13)	(10)	(3)
Other income (expense), net	32	(5)	(3)	(2)
Foreign exchange not in segments	3

EBITDA	$110	$298	$260	$38

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the six months ended June 30, 2008.

DANA HOLDING CORPORATION
Segment EBITDA Reconciliation (Unaudited)
Reconciliation of Segment EBITDA to Income (Loss)
from Continuing Operations Before Income Taxes
For the Three Months Ended June 30, 2009 and 2008

	Three Months Ended
	June 30,	June 30,
(In millions)	2009	2008
Segment EBITDA	$68	$172
Shared services and administrative	(5)	(7)
Other income, net	33	1
Foreign exchange not in segments	(2)	(2)

EBITDA	94	164
Depreciation	(79)	(72)
Amortization	(21)	(27)
Realignment	(29)	(40)
DCC EBIT		(3)
Impairment	(6)	(82)
Reorganization items, net	3	(12)
Gain on extinguishment of debt	40
Strategic transaction expenses	(1)	(3)
Loss on sale of assets, net		(2)
Stock compensation expense	(2)	(3)
Foreign exchange on intercompany loans
and market value adjustments on hedges	9	(6)
Interest expense	(37)	(35)
Interest income	6	14

Loss from continuing operations before income taxes	$(23)	$(107)

DANA HOLDING CORPORATION
Segment EBITDA Reconciliation (Unaudited)
Reconciliation of Segment EBITDA to Income (Loss)
from Continuing Operations Before Income Taxes
For the Six Months Ended June 30, 2009 and 2008

	Dana	Combined (1)	Dana	Prior Dana
	Six Months	Six Months	Five Months	One Month
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	January 31,
(In millions)	2009	2008	2008	2008
Segment EBITDA	$85	$316	$273	$43
Shared services and administrative	(10)	(13)	(10)	(3)
Other income (expense), net	32	(5)	(3)	(2)
Foreign exchange not in segments	3

EBITDA	110	298	260	38
Depreciation	(152)	(142)	(119)	(23)
Amortization	(42)	(87)	(87)
Realignment	(79)	(57)	(45)	(12)
DCC EBIT		(3)	(3)
Impairment	(6)	(82)	(82)
Reorganization items, net	2	(119)	(21)	(98)
Gain on extinguishment of debt	40
Strategic transaction expenses	(2)	(3)	(3)
Loss on sale of assets, net	(1)	(2)	(2)
Stock compensation expense	(4)	(3)	(3)
Foreign exchange on intercompany loans and market value adjustments on hedges	5	11	7	4
Interest expense	(72)	(70)	(62)	(8)
Interest income	12	29	25	4
Fresh start accounting adjustments		1,009		1,009

Income (loss) from continuing operations before income taxes	$(189)	$779	$(135)	$914

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the six months ended June 30, 2008.